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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                 AUGUST 31, 2001

                                DEVX ENERGY, INC.
             (Exact name of registrant as specified in its charter)

       DELAWARE                         0-21179                          75-2615565
(State of incorporation)        (Commission File No.)        (IRS Employer Identification No.)
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                        13760 NOEL ROAD, SUITE 1030
                                DALLAS, TEXAS            75240-7336
               (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code: (972) 233-9906





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ITEM 5. OTHER EVENTS

         Enclosed herewith as Exhibit 99.1 is a copy of the Registrant's press release dated August 31, 2001, announcing certain management changes and the closing of the Registrant's Ottawa, Ontario office.

         Enclosed herewith as Exhibit 99.2 is a copy of the Registrant's press release dated September 4, 2001, announcing a stock repurchase program.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         99.1     Press Release dated August 31, 2001.

         99.2     Press Release dated September 4, 2001.






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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DEVX ENERGY, INC.



Date:   September 12, 2001               By:  /s/ William W. Lesikar
                                            -----------------------------------
                                         Name:  William W. Lesikar
                                         Title: Senior Vice President and
                                                Chief Financial Officer



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                                  EXHIBIT INDEX


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
EXHIBIT
NUMBER       DESCRIPTION
-------      -----------
 99.1        Press Release dated August 31, 2001.

 99.2        Press Release dated September 4, 2001.
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